As filed with the Securities and Exchange Commission on May 11, 1998
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                     HEALTH AND RETIREMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)
                             -----------------------

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                         Maryland                                                04-6558834
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification Number)
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                                400 Centre Street
                           Newton, Massachusetts 02158
                                 (617) 332-3990
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              ---------------------

                           David J. Hegarty, President
                     Health and Retirement Properties Trust
                                400 Centre Street
                           Newton, Massachusetts 02158
                                 (617) 332-3990
              (Name, address, including zip code, telephone number,
                   including area code, of agent for service)

                              ---------------------

                                    Copy to:
                       Alexander A. Notopoulos, Jr., Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 338-2800
                              ---------------------

     Approximate date of commencement of proposed sale to the public: As soon as praticable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-26887

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                             -----------------------
                         CALCULATION OF REGISTRATION FEE
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================================================================================================================================
                                                                            Maximum             Maximum
                                                       Amount to        Offering Price     Aggregate Offering       Amount of
Title of Each Class of Securities to be Registered   be Registered       Per Share (1)           Price          Registration Fee
--------------------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest,
par value $.01 per share  ........................     5,126,296            $19.875           $101,885,133         $30,056.12

================================================================================================================================
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(1) Based on the average of the high and low prices for Shares on the New York
Stock Exchange on May 4, 1998 solely for purposes of determining the amount of the registration fee pursuant to Rule 457.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The information in the Registration Statement filed by Health and Retirement Properties Trust with the Securities and Exchange Commission on Form S-3 (File No. 333-26887) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                                  EXHIBIT INDEX


Exhibit No.                Description
----------                 -----------
      5.1         Opinion of Sullivan & Worcester LLP (Filed herewith).

      5.2         Opinion of Piper & Marbury L.L.P. (Filed herewith).

      8.1 Opinion of Sullivan & Worcester LLP as to certain tax matters (incorporated by reference to the Company's Annual Report on Form 10-K).

     23.1         Consent of Arthur Andersen LLP (Filed herewith).

     23.2         Consent of Arthur Andersen LLP (Filed herewith).

     23.3         Consent of Ernst & Young LLP (Filed herewith).

     23.4         Consent of Sullivan & Worcester LLP
                  (included in Exhibit 5.1 hereto).

     23.5         Consent of Piper & Marbury L.L.P.
                  (included in Exhibit 5.2 hereto).

      24 Power of Attorney (incorporated by reference from page II-4 of the Company's Registration Statement on Form S-3,
                  File No. 333-26887)

      99          Consent of Nominee Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on May 11th, 1998

                                   HEALTH AND RETIREMENT PROPERTIES TRUST


                                    By: /s/ David J. Hegarty
                                        ----------------------------------------
                                        David J. Hegarty
                                        President and Chief Operating Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

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               Signature                                    Title                                   Date
               ---------                                    -----                                   ----
/s/ David J. Hegarty
-----------------------------------------        President and Chief Operating                    May 11, 1998
David J. Hegarty                                 Officer (principal executive officer)


/s/ Ajay Saini                                   Treasurer and Chief Financial                    May 11, 1998
-----------------------------------------        Officer
Ajay Saini


Bruce M. Gans, M.D.*                             Trustee                                          May 11, 1998
-----------------------------------------
Bruce M. Gans, M.D.


Rev. Justinian Manning, C.P.*                    Trustee                                          May 11, 1998
-----------------------------------------
Rev. Justinian Manning, C.P.


/s/ Gerard M. Martin                             Managing Trustee                                 May 11, 1998
-----------------------------------------
Gerard M. Martin


/s/ Barry M. Portnoy                             Managing Trustee                                 May 11, 1998
-----------------------------------------
Barry M. Portnoy


*By:    /s/ David J. Hegarty
        ------------------------
        David J. Hegarty
        as attorney in fact

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